Exhibit 99.1

Gevo Strengthens Operational Leadership Amid Ongoing Growth and Succession Planning

ENGLEWOOD, Colo., January 5, 2026 – Gevo, Inc. (NASDAQ: GEVO), a leader in renewable fuels and chemicals, and carbon management, today announced the addition of agricultural industry veteran Greg Hanselman as executive vice president, operations and engineering. Mr. Hanselman’s hire is part of Gevo’s ongoing growth and succession planning, as Chris Ryan, Gevo’s long-time chief operating officer, is planning to retire from the company in June of 2026.

Mr. Hanselman comes to Gevo from previous roles in global agribusiness leadership as vice president of global engineering for Ingredion (NYSE: INGR), and as senior vice president of global manufacturing for Tate & Lyle (LON: TATE), both leading global producers of plant-based food and industrial ingredients. He also held various roles at Archer-Daniels-Midland Company (NYSE: ADM).

“Greg brings decades of agriprocessing and precision fermentation experience and strong business acumen in operations, engineering, and end-to-end supply chain management,” said Dr. Paul Bloom, president of Gevo. “He has a track record of operational excellence, safety leadership, and managing complex capital projects that will benefit Gevo’s current and future growth initiatives. His experience in empowering teams to drive strategic implementation will help build value throughout our processes and production.”

“I am excited to join the Gevo team and get to work building value from our current assets, growth projects, and strong pipeline of innovation,” Mr. Hanselman said.

Mr. Hanselman is expected to assume the role of chief operating officer upon Dr. Ryan’s retirement.

About Gevo

Gevo is a next-generation diversified energy company committed to fueling America’s future with cost-effective, drop-in fuels that contribute to energy security, abate carbon, and strengthen rural communities to drive economic growth. Gevo’s innovative technology can be used to make a variety of renewable products, including synthetic aviation fuel (“SAF”), motor fuels, chemicals, and other materials that provide U.S.-made solutions. Gevo’s business model includes developing, financing, and operating production facilities that create jobs and revitalize communities. Gevo owns and operates an ethanol plant with an adjacent carbon capture and sequestration (“CCS”) facility and Class VI carbon-storage well. We also own and operate one of the largest dairy-based renewable natural gas (“RNG”) facilities in the United States, turning by-products into clean, reliable energy. Additionally, Gevo developed the world’s first production facility for specialty alcohol-to-jet (“ATJ”) fuels and chemicals operating since 2012. Gevo is currently developing the world’s first large-scale ATJ facility to be co-located at our North Dakota site. Gevo’s market-driven “pay for performance” approach regarding carbon and other sustainability attributes helps deliver value to our local economies. Through its Verity subsidiary, Gevo provides transparency, accountability, and efficiency in tracking, measuring, and verifying various attributes throughout the supply chain. By strengthening rural economies, Gevo is working to secure a self-sufficient future and to make sure value is brought to the market.

For more information, see www.gevo.com.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, without limitation, including retirement of Dr. Ryan, the expected benefits of hiring Mr. Hanselman and the expected promotion of Mr. Hanselman and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Gevo and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Gevo undertakes no obligation to update or revise these statements, whether as a result of new information, future events, or otherwise. Although Gevo believes that the expectations reflected in these forward-looking statements are reasonable, these statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Gevo in general, see the risk disclosures in the Annual Report on Form 10-K of Gevo for the year ended December 31, 2024, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the U.S. Securities and Exchange Commission by Gevo.

Media Contact
Heather L. Manuel
VP, Stakeholder Engagement & Partnerships
PR@gevo.com

IR Contact
Eric Frey
VP of Finance & Strategy
IR@Gevo.com